Note 51 - Consolidated Statement Of Cash Flows	12 Months Ended
Dec. 31, 2017
Consolidated statements of cash flows
Disclosure Of Cash Flow Statement Explanatory

Consolidated statements of cash flows

In the consolidated statements of cash flows, Balance of “Cash equivalent in central banks” includes short-term deposits at central banks under the heading "Loans and receivables "in the accompanying consolidated balance sheets and does not include demand deposits with credit institutions registered in the chapter "Cash, balances in cash at Central Bank and other demand deposits".

Cash flows from operating activities decreased in the year ended December 31, 2017 by €4,568 million (compared with a decrease of €16,478 million in December 31, 2016). The most significant reason for the change occurred under “Financial liabilities held for trading”.

The variances in cash flows from investing activities increased in the year ended December 31, 2017 by €3,462 million (compared with an increase of €3,851 million in December 31, 2016). The most significant reason for the change occurred under the heading “Held to maturity investments”.

The variances in cash flows from financing activities decreased in the year ended December 31, 2017 by €1,015 million (compared with a decrease of €1,240 million in December 31, 2016). The most significant reason for the change occurred under the heading “Subordinated liabilities”

Liabilities from financing activities (Millions of Euros)
	December 31, 2016	Cash flows	Non-cash changes			December 31, 2017
			Acquisition	Foreign exchange movement	Fair value changes
Debt securities issued	59,388	(5,958)	-	(2,796)	-	50,635
Subordinated debt securities issued	16,987	1,679	-	(1,223)	-	17,443
Short-term debt	11,556	(1,319)	-	(224)	-	10,013
Other financial liabilities	10,179	(378)	-	(910)	-	8,891
Total	98,111	(5,976)	-	(5,153)	-	86,982